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                      SUPPLEMENT DATED JANUARY 9, 2015 TO

                       PROSPECTUS DATED MAY 1, 2014 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Board of Trustees of the MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series approved a reorganization of the MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class shares into the MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class shares. The proposed transaction is subject to approval by the shareholders of the fund at a shareholders' meeting expected to be held on or about March 19, 2015. The anticipated effective date of the merger is March 27, 2015. Under the terms of the proposed Agreement and Plan of Reorganization, the fund's assets and liabilities would be transferred to MFS(R) Massachusetts Investors Growth Stock Portfolio in return for shares of MFS(R) Massachusetts Investors Growth Stock Portfolio with equal total net asset value as of the valuation date. These MFS(R) Massachusetts Investors Growth Stock Portfolio shares would be distributed pro rata to shareholders of the fund in exchange for their fund shares.

Current fund shareholders would thus become shareholders of MFS(R) Massachusetts Investors Growth Stock Portfolio and receive shares of MFS(R) Massachusetts Investors Growth Stock Portfolio with a total net asset value equal to that of their shares of the fund at the time of the reorganization. Contract owners that have contract value allocated to the subaccount investing in the MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class on the effective date of the reorganization will, thereafter, have contract value allocated to the subaccount investing in the MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class shares.

The MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class and the MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class shares have the same investment objective, and that objective is expected to remain unchanged as a result of the March 2015 merger activity.

As a result of this proposed reorganization, on the effective date of the reorganization, all references in your contract prospectus to the MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series are revised to the MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio.

19779 SUPPC 01/09/15